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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 7, 1997
                                                         ----------------

                                Summit Bancorp.
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             (Exact Name of Registrant as Specified in its Charter)


          New Jersey                       1-6451                22-1903313
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File number)         Identification No.)


                       301 Carnegie Center, P.O. Box 2066
                        Princeton, New Jersey 08543-2066
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (609) 987-3200
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              (Registrant's Telephone Number, including Area Code)
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Item 5          Other Events

                The Registrant hereby files certain financial statements and other materials from Registrant's 1996 Annual Report to Shareholders.


Item 7          Financial Statements and Exhibits

                (c)     Exhibits:

                        (99) Selected portions of the Summit Bancorp 1996 Annual Report to Shareholders, namely:

                                Financial Review; Consolidated Comparative
                                Average Balance Sheets with Resultant Interest and Rates for the years ended December 31, 1996, December 31, 1995, December 31, 1994, December 31, 1993, December 31, 1992 and December 31, 1991; Consolidated Balance Sheets at December 31, 1996 and December 31, 1995, Consolidated Statements of Income for the years ended December 31, 1996, December 31, 1995 and December 31, 1994; Consolidated Statements of Cash Flows for the years ended December 31, 1996, December 31, 1995 and December 31, 1994,
                                Consolidated Statements of Shareholders'
                                Equity at December 31, 1996, December 31, 1995 and December 31, 1994, and Notes to the Consolidated Financial Statements.


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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 13, 1997                        SUMMIT BANCORP.


                                             By: /s/ William J. Healy
                                                 ----------------------------
                                                 William J. Healy
                                                 Executive Vice President
                                                 and Comptroller

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                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
    (99)        Selected portions of the Summit Bancorp 1996 Annual Report to Shareholders, namely:

                Financial Review; Consolidated Comparative Average Balance
                Sheets with Resultant Interest and Rates for the years ended
                December 31, 1996, December 31, 1995, December 31, 1994,
                December 31, 1993, December 31, 1992 and December 31, 1991;
                Consolidated Balance Sheets at December 31, 1996 and
                December 31, 1995, Consolidated Statements of Income for the years ended December 31, 1996, December 31, 1995 and
                December 31, 1994; Consolidated Statements of Cash Flows for the years ended December 31, 1996, December 31, 1995 and
                December 31, 1994, Consolidated Statements of Shareholders'
                Equity at December 31, 1996, December 31, 1995 and December
                31, 1994, and Notes to the Consolidated Financial Statements.


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